Summary Prospectus May 1, 2015 Class I and P Shares Equity Index Portfolio
This summary prospectus is intended for use in connection with variable life insurance policies and variable annuity contracts issued by Pacific Life Insurance Company (“Pacific Life”) and Pacific Life & Annuity Company (“PL&A”) and is not intended for use by other investors.

Before you invest, you may want to review the Fund’s prospectus, as may be supplemented or amended from time to time, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.pacificlife.com/PacificSelectFund.htm. You can also obtain this information at no cost by sending an email request to PSFdocumentrequest@pacificlife.com or by calling:

Pacific Life Annuity Contract Owners:	1-800-722-4448	(6 a.m. – 5 p.m. Pacific time)
Annuity Financial Advisors:	1-800-722-2333	(6 a.m. – 5 p.m. Pacific time)
Pacific Life Insurance Policy Owners:	1-800-347-7787	(5 a.m. – 5 p.m. Pacific time)
PL&A Annuity Contract Owners:	1-800-748-6907	(6 a.m. – 5 p.m. Pacific time)
PL&A Life Insurance Policy Owners:	1-888-595-6997	(5 a.m. – 5 p.m. Pacific time)
The Fund’s statutory prospectus and statement of additional information, both dated May 1, 2015, as may be supplemented or amended from time to time, are incorporated by reference into this summary prospectus.

Investment Goal

This Fund seeks investment results that correspond to the total return of common stocks that are publicly traded in the U.S.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table below does not reflect expenses and charges that are, or may be, imposed under your variable annuity contract or variable life insurance policy. For information on these charges, please refer to the applicable contract or policy prospectus.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class P
Management Fee	0.05%	0.05%
Service Fee	0.20%	0.00%
Other Expenses	0.03%	0.02%
Total Annual Fund Operating Expenses	0.28%	0.07%

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. The Examples assume that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

These Examples do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be higher if they did. Keep in mind that this is only an estimate; actual expenses and performance may vary.

Your expenses (in dollars) if you sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class I	$29	$90	$157	$356
Class P	$7	$23	$40	$90

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance. During the most recent fiscal year, the portfolio turnover rate was 2% of the average value of the Fund.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in equity securities of companies included in the Fund’s applicable benchmark index, including instruments representative of that index (such as derivatives). The Fund’s current benchmark index is the S&P 500 Index. The S&P 500 Index is an index of the stocks of approximately 500 large-capitalization companies traded in U.S. stock markets. As of December 31, 2014, the market capitalization range of the S&P 500 Index was approximately $2.9 billion to $643.1 billion.

The goal of this Fund is to track the performance of its benchmark index and keep transaction costs low. Because individual investment selection is virtually eliminated, active management is not required.

The Fund will generally hold between 400 and 500 of the stocks in the index and tries to match its industry weightings. The sub-adviser periodically reviews and rebalances the Fund’s investments to more closely track the performance of the index. It will not, however, actively manage the Fund or carry out a financial analysis of its holdings.

The sub-adviser will not deviate from the above noted strategies at any time for any reason.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down. There is no guarantee that the Fund will achieve its investment goal. There may be losses in the value of an investment as asset values fluctuate and you could lose money. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund may be affected by the following principal risks:

• Equity Securities Risk: Stock markets are volatile. Equity securities tend to go up or down in value, sometimes rapidly and unpredictably, in response to many factors, including a company’s historical and prospective earnings, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Due to the complexities of markets, events in one market or sector may adversely impact other markets or sectors.

• Issuer Risk: The value of a security or instrument may decline for reasons directly related to the issuer, such as management, performance, financial leverage, changes in markets in which the issuer offers good or services, and reduced demand for the issuer’s goods or services.

• Large-Capitalization Companies Risk: Large-capitalization companies tend to have more stable prices than small- or mid-capitalization companies, but are still subject to equity securities risk. The prices of large-capitalization companies may not rise as much as the prices of companies with smaller market capitalizations.

• Market and Regulatory Risk: Events in the financial markets and economy may cause volatility and uncertainty and affect performance. Market events may affect a single issuer, industry, sector, or the market as a whole. In addition, because of interdependencies between markets, events in one market may adversely impact markets or issuers in which the Fund invests in unforeseen ways. Traditionally liquid investments may experience periods of diminished liquidity. During a general downturn in the financial markets, multiple asset classes may decline in value and the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments. Future market or regulatory events may impact the Fund in unforeseen ways, such as causing the Fund to alter its existing strategies or potentially, to liquidate and close.

• Passive Management Risk: A passive investment strategy attempts to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which generally seeks to outperform a benchmark index. As a result, a passively managed (or index) fund generally holds constituent securities of its benchmark index regardless of the current or projected performance of a specific security, industry or market sector, which could cause the index fund’s return to be lower than if the fund were actively managed. Such fund will also perform poorly when the index performs poorly. In addition, an index fund has operating and other expenses while an index does not. As such, an index fund will tend to underperform the index to some degree over time even though it will attempt to track its index as closely as possible.

• Price Volatility Risk: The value of the Fund’s investments may go up or down rapidly or unpredictably. To the extent the Fund invests in more volatile investments, its value may also go up or down rapidly or unpredictably. Price volatility can be caused by many factors, including changes in the economy or financial markets or for reasons specific to a particular issuer.

• Tracking Error Risk: Performance of the Fund may vary, sometimes substantially, from the performance of its benchmark index due to imperfect correlation between the Fund’s investments and the index as a result of cash flows, liquidity constraints, regulatory requirements, expenses and transaction costs, ongoing differences between the index composition and the Fund’s investments, changes to the index composition, and other factors.

• Underlying Fund Risk: Because the Fund may serve as an underlying fund of one or more “fund of funds” of the Trust and thus have a significant percentage of its outstanding shares held by such fund of funds, a change in asset allocation by the fund of funds could result in large redemptions out of the Fund, causing potential increases in expenses to the Fund and sale of securities in a short timeframe, both of which could negatively impact performance.

Performance

The bar chart and table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index. The bar chart shows the performance of the Fund’s Class I shares. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%)

Best and worst quarterly performance reflected within the bar chart: Q2 2009: 15.89%; Q4 2008: (22.23%)

Average Annual Total Returns (For the periods ended December 31, 2014)	1 year	5 years	10 years	Since Inception
Class I (incepted January 30, 1991)	13.38%	15.15%	7.38%	N/A
Class P (incepted May 2, 2011)	13.60%	N/A	N/A	14.23%
S&P 500 Index (reflects no deductions for fees, expenses or taxes)	13.69%	15.45%	7.67%	N/A

Management

Investment Adviser – Pacific Life Fund Advisors LLC

Sub-Adviser – BlackRock Investment Management, LLC. The primary persons responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Christopher Bliss, CFA, CPA, Managing Director and Portfolio Manager	Since 2011
Alan Mason, Managing Director and Portfolio Manager	Since 2014
Greg Savage, CFA, Managing Director and Portfolio Manager	Since 2012

Purchase and Sale of Shares

Class I shares of the Fund are offered at net asset value (“NAV”) and are available only as an underlying investment option for variable life insurance and variable annuity products (“variable products”) issued by Pacific Life and PL&A. You do not buy, sell or exchange shares of the Fund – you choose investment options through your variable product. The insurance companies then invest in the Fund if you choose it as an investment option, and redeem shares of the Fund if you choose to decrease that investment option. Any minimum initial or subsequent investment requirements, and procedures for purchase or redemption of shares of the Fund that apply to your variable product should be described in the prospectus for the variable product. Class P shares of the Fund are offered at NAV and are only available to Portfolio Optimization Portfolios.

Tax Information

Because the only shareholders of the Fund are the insurance companies offering the variable products or the Portfolio Optimization Portfolios, no discussion is included here about the federal income tax consequences at the shareholder level. The federal income tax consequences for purchasers of a variable product are described in the prospectus for the variable product.

Payments to Broker-Dealers and Other Financial Intermediaries

Pacific Select Distributors, LLC (“PSD”), the Distributor for the Fund and for the variable products, pays commissions and related compensation to the broker-dealers or other financial intermediaries that sell the variable products. Class I shares of the Fund pay a service fee to PSD that can be used for a part of these payments. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the variable contract and the Fund over another investment. Ask your salesperson for more information. Class P shares, which are only available to the Portfolio Optimization Portfolios, do not pay a service fee to PSD.